                          CAPITAL APPRECIATION FUND


          Supplement dated August 12, 1997 to May 1, 1997 Prospectus


Effective August 12, 1997, Scott W. Schoelzel has been appointed portfolio manager of the Capital Appreciation Fund. He succeeds Thomas F. Marsico who is no longer employed by Janus Capital Corporation, the Fund's investment subadviser.

Mr. Schoelzel joined Janus Capital Corporation in 1994, most recently serving as Executive Vice President and portfolio manager of Janus Olympus Fund, which he has managed since its inception. From 1991 to 1993, Mr. Schoelzel was a portfolio manager with Founders Asset Management, Denver, Colorado. He holds a Bachelor of Arts in Business from Colorado College.

L-11171A                                                                8/97